UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2013

QUICKSILVER RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14837 (Commission File Number)	75-2756163 (IRS Employer Identification No.)

801 Cherry Street
Suite 3700, Unit 19
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On May 29, 2013, Quicksilver Resources Inc. (“Quicksilver”) will be providing the information furnished in Exhibit 99.1 to this Report to potential lenders in connection with a presentation described in Item 7.01 below in anticipation of a possible term loan syndication. A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K is incorporated by reference in this Item 2.02. The presentation is also available on the Events & Presentations section of Quicksilver’s investor relations website at http://investors.qrinc.com.
Item 7.01. Regulation FD Disclosure.
Quicksilver scheduled a presentation to be held on May 29, 2013 to discuss a possible senior second priority secured term loan facility. There can be no assurances that any such term loan syndication will be completed.
Quicksilver is furnishing the foregoing information in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of Quicksilver’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.
Forward-Looking Statements
Statements made in this Current Report on Form 8-K, which are not historical facts, including statements about Quicksilver’s plans, strategies, focus, beliefs and expectations, are forward-looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made and, except for Quicksilver’s ongoing obligations under the U.S. federal securities laws, Quicksilver undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic or industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the filing of this Form 8-K. Such forward-looking statements include, without limitation, Quicksilver’s beliefs, expectations, focus and/or plans about future events, including those regarding a possible term loan syndication, given current market conditions, as part of Quicksilver’s strategy to continue to improve its capital structure. Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in our filings with the SEC, including without limitation, our 2012 Annual Report on Form 10-K filed with the SEC in March 2013, our Periodic Report on Form 10-Q filed with the SEC in May 2013 and Current Reports on Form 8-K that we have filed or will file with the SEC during 2013 (which may be viewed on the SEC's website at http://www.sec.gov), as well as reasons including difficulties, delays, unanticipated costs or Quicksilver’s inability to complete a term loan syndication, in whole or in part. Factors other than those listed above could also cause Quicksilver’s results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, Quicksilver’s websites or other websites referenced herein shall not be incorporated by reference into this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Lender Presentation dated May 29, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ John C. Regan
John C. Regan
Senior Vice President – Chief Financial Officer and Chief Accounting Officer

Date: May 29, 2013

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Lender Presentation dated May 29, 2013.